Exhibit 10.3

Oaktree Capital Management, L.P. 333 South Grand Ave., 28th Floor Los Angeles, CA 90071

CONFIDENTIAL

May 17, 2021

Letter Agreement re: Minimum Liquidity Amount

Marinus Pharmaceuticals, Inc.
5 Radnor Corporate Center
100 Matsonford Rd, Suite 500

Radnor, PA 19087
Attn: Steven Pfanstiel, Chief Financial Officer

Mr. Pfanstiel:

Reference is made to that certain Credit Agreement and Guaranty, dated as of May 11, 2021 (including the exhibits and other attachments thereto, as amended, restated or otherwise modified prior to the date hereof, the “Credit Agreement”) by and among Marinus Pharmaceuticals, Inc. (the “Borrower”), the lenders from time to time party thereto (the “Lenders”) and Oaktree Fund Administration, LLC (the “Agent”). Capitalized terms used but not otherwise defined in this letter agreement (this “Agreement”) are used with the meanings assigned to such terms in the Credit Agreement.

Amendment

The Agent, the Lenders and the Borrower hereby agree to amend and restate the defined term “Minimum Liquidity Amount” as follows:

“Minimum Liquidity Amount” means (i) from the Closing Date until the Applicable Funding Date of the Tranche A-2 Term Loans, $10,000,000, (ii) from the Applicable Funding Date of the Tranche A-2 Term Loans until the Applicable Funding Date of the Tranche B Term Loans, $20,000,000 and (iii) from the Applicable Funding Date of the Tranche B Term Loans until the Maturity Date, $15,000,000.

Miscellaneous

On and after the date hereof, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import, and each reference in the Loan Documents to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Agreement.

Except as specifically amended above, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

The execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power or remedy of the Agent or any of the Lenders under the Credit Agreement (as amended hereby) or any of the other Loan Documents, nor constitute a waiver of any provision thereof, except to the extent expressly provided for herein. Nothing contained herein is intended, or shall be deemed or construed to constitute a waiver of any past or future Defaults or Events of Default or compliance with any term or provision of the Loan Documents or applicable law.

The entering into of this Agreement by the Agent and the Lenders and any consent to this Agreement by any Lender shall not be deemed to limit or hinder any rights of any such party under the Credit Agreement (as amended hereby) or any other Loan Document, nor shall it be deemed to create or infer a custom or course of dealing between any such party, on the one hand, and the Borrower, on the other hand, with regard to any provision thereof. Nothing contained in this Agreement shall be deemed to obligate the Agent or any Lender to enter into any forbearance agreement or to waive any Defaults or Events of Default.

The Borrower agrees to pay on demand all reasonable out-of-pocket costs and expenses of the Agent and the Lenders in connection with the preparation, execution and delivery of (i) this Agreement and (ii) any other instruments and documents to be delivered hereunder, including, without limitation, the fees and out-of-pocket expenses of Sullivan & Cromwell LLP, as outside counsel to Agent and the Lenders, with respect thereto.

This Agreement may not be amended or any provision hereof waived or modified except by an instrument in writing signed by each of the parties hereto.

Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

The parties agree that, until the payment in full of the Loans and the termination of the Credit Agreement, this Agreement shall be deemed a “Loan Document” as defined in the Credit Agreement.

This Agreement and any claim, controversy or dispute arising under or relating to this Agreement (whether in contract, tort or otherwise) shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York without regard to conflict of law principles that would result in the application of any law other than the laws of the State of New York. This Agreement and its contents shall be subject to the indemnification, jurisdiction, venue, service of process, waiver of jury trial and confidentiality provisions of the Credit

Agreement, mutatis mutandis.

This Agreement may be executed in any number of counterparts, each of which, when so executed, will be deemed to be an original and all of which, taken together, will constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by electronic transmission will be as effective as delivery of an original executed counterpart of this Agreement.

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Please confirm that the foregoing is our mutual understanding by signing and returning to us an executed counterpart of this Agreement.

Very truly yours,

OAKTREE FUND ADMINISTRATION, LLC, as Agent

By: Oaktree Capital Management, L.P.
Its: Managing Member

By: /s/ Jessica Dombroff
 Name: Jessica Dombroff
 Title: Vice President

By: /s/ Brian Price
 Name: Brian Price
 Title: Senior Vice President

LENDERS:

OAKTREE-TCDRS STRATEGIC CREDIT, LLC

By:	Oaktree Capital Management, L.P
Its:	Manager

By:	/s/ Jessica Dombroff
	Name:	Jessica Dombroff
	Title:	Vice President

By:	/s/ Brian Price
	Name:	Brian Price
	Title:	Senior Vice President

EXELON STRATEGIC CREDIT HOLDINGS, LLC

By:	Oaktree Capital Management, L.P
Its:	Manager

By:	/s/ Jessica Dombroff
	Name:	Jessica Dombroff
	Title:	Vice President
By:	/s/ Brian Price
	Name:	Brian Price

Title:	Senior Vice President

OAKTREE-NGP STRATEGIC CREDIT, LLC

By:	Oaktree Capital Management, L.P
Its:	Manager

By:	/s/ Jessica Dombroff
	Name:	Jessica Dombroff
	Title:	Vice President

By:	/s/ Brian Price
	Name:	Brian Price
	Title:	Senior Vice President

OAKTREE-MINN STRATEGIC CREDIT LLC

By:	Oaktree Capital Management, L.P
Its:	Manager

By:	/s/ Jessica Dombroff
	Name:	Jessica Dombroff
	Title:	Vice President
By:	/s/ Brian Price

Name:	Brian Price
Title:	Senior Vice President

OAKTREE-FORREST MULTI-STRATEGY, LLC

By:	Oaktree Capital Management, L.P
Its:	Manager

By:	/s/ Jessica Dombroff
	Name:	Jessica Dombroff
	Title:	Vice President

By:	/s/ Brian Price
	Name:	Brian Price
	Title:	Senior Vice President

OAKTREE-TBMR STRATEGIC CREDIT FUND C, LLC
By:	Oaktree Capital Management, L.P
Its:	Manager

By:	/s/ Jessica Dombroff
	Name:	Jessica Dombroff
	Title:	Vice President
By:	/s/ Brian Price

Name:	Brian Price
Title:	Senior Vice President

OAKTREE-TBMR STRATEGIC CREDIT FUND F, LLC

By:	Oaktree Capital Management, L.P
Its:	Manager

By:	/s/ Jessica Dombroff
	Name:	Jessica Dombroff
	Title:	Vice President

By:	/s/ Brian Price
	Name:	Brian Price
	Title:	Senior Vice President

OAKTREE-TBMR STRATEGIC CREDIT FUND G, LLC

By:	Oaktree Capital Management, L.P
Its:	Manager

By:	/s/ Jessica Dombroff
	Name:	Jessica Dombroff
	Title:	Vice President

By:	/s/ Brian Price

Name:	Brian Price
Title:	Senior Vice President

OAKTREE-TSE 16 STRATEGIC CREDIT, LLC

By:	Oaktree Capital Management, L.P
Its:	Manager

By:	/s/ Jessica Dombroff
	Name:	Jessica Dombroff
	Title:	Vice President

By:	/s/ Brian Price
	Name:	Brian Price
	Title:	Senior Vice President

INPRS STRATEGIC CREDIT HOLDINGS, LLC

By:	Oaktree Capital Management, L.P
Its:	Manager

By:	/s/ Jessica Dombroff
	Name:	Jessica Dombroff
	Title:	Vice President
By:	/s/ Brian Price

Name:	Brian Price
Title:	Senior Vice President

Oaktree Gilead Investment Fund AIF (Delaware), L.P.

By:	Oaktree Fund AIF Series, L.P. – Series T
Its:	General Partner

By:	Oaktree Fund GP AIF, LLC
Its:	Managing Member

By:	Oaktree Fund GP III, L.P.
Its:	Managing Member

By:	/s/ Jessica Dombroff
	Name:	Jessica Dombroff
	Title:	Authorized Signatory
By:	/s/ Brian Price
	Name:	Brian Price
	Title:	Authorized Signatory

Oaktree PRE Life Sciences Fund, L.P.

By:	Oaktree Pre Life Sciences Fund GP, L.P.
Its:	General Partner

By:	Oaktree Fund GP IIA, LLC
Its:	General Partner

By:	Oaktree Fund GP II, L.P.
Its:	Managing Member

By:	/s/ Jessica Dombroff
	Name:	Jessica Dombroff
	Title:	Authorized Signatory

By:	/s/ Brian Price
	Name:	Brian Price
	Title:	Authorized Signatory

Oaktree Huntington-GCF Investment Fund (Direct Lending AIF), L.P.

By:	Oaktree Huntington-GCF Investment Fund (Direct Lending AIF) GP, L.P.
Its:	General Partner

By:	Oaktree Huntington-GCF Investment Fund (Direct Lending AIF) GP, LLC
Its:	General Partner

By:	Oaktree Fund GP III, L.P.
Its:	Managing Member

By:	/s/ Jessica Dombroff
	Name:	Jessica Dombroff
	Title:	Authorized Signatory

By:	/s/ Brian Price
	Name:	Brian Price
	Title:	Authorized Signatory

Oaktree Global Credit Plus Fund, L.P.

By:	Oaktree Fund GP, LLC
Its:	General Partner

By:	Oaktree Fund GP I, L.P.
Its:	Managing Member

By:	/s/ Jessica Dombroff
	Name:	Jessica Dombroff
	Title:	Authorized Signatory
By:	/s/ Brian Price
	Name:	Brian Price
	Title:	Authorized Signatory

Oaktree Strategic Income II, Inc.

By:	Oaktree Fund Advisors, LLC
Its:	Investment Advisor

By:	/s/ Jessica Dombroff
	Name:	Jessica Dombroff
	Title:	Vice President

By:	/s/ Brian Price
	Name:	Brian Price
	Title:	Senior Vice President

Oaktree Specialty Lending Corporation

By:	Oaktree Fund Advisors, LLC
Its:	Investment Advisor

By:	/s/ Jessica Dombroff
	Name:	Jessica Dombroff
	Title:	Vice President

By:	/s/ Brian Price
	Name:	Brian Price
	Title:	Senior Vice President

Accepted and agreed to as of the date first above written:

MARINUS PHARMACEUTICALS, INC.

By: /s/ Steven Pfanstiel
 Name: Steven Pfanstiel
 Title: Chief Financial Officer